UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2024

Automatic Data Processing, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5397	22-1467904
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One ADP Boulevard, Roseland, New Jersey	07068
(Address of principal executive offices)	(Zip Code)

(973) 974-5000
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value (voting)	ADP	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Stockholders of Automatic Data Processing, Inc. (the “Company”) was held on November 6, 2024. There were present at the meeting, either in person or by proxy, holders of 362,346,312 shares of common stock. The final tabulation of the voting results for the election of directors and other proposals is set forth below.

Proposal 1 – Election of Directors

The following nominees were elected to the Company’s Board of Directors for the ensuing year. The votes cast for each nominee were as follows:

Nominee	For	Against	Abstained	Broker Non-Votes
Peter Bisson	317,700,072	1,579,778	345,282	42,721,180
Maria Black	318,076,711	1,249,744	298,677	42,721,180
David V. Goeckeler	315,525,786	3,752,604	346,742	42,721,180
Linnie M. Haynesworth	316,377,423	2,932,927	314,782	42,721,180
John P. Jones	307,444,354	11,852,199	328,579	42,721,180
Francine S. Katsoudas	316,142,553	3,173,282	309,297	42,721,180
Nazzic S. Keene	317,217,422	2,073,368	334,342	42,721,180
Thomas J. Lynch	316,271,942	2,995,383	357,807	42,721,180
Scott F. Powers	311,887,559	7,409,958	327,615	42,721,180
William J. Ready	229,128,067	90,171,322	325,743	42,721,180
Carlos A. Rodriguez	314,971,488	4,320,036	333,608	42,721,180
Sandra S. Wijnberg	302,115,475	17,194,390	315,267	42,721,180

Proposal 2 – Advisory Vote on Company’s Executive Compensation

The proposal to approve, on an advisory basis, executive compensation of our Named Executive Officers was approved based upon the following vote:

For	Against	Abstained	Broker Non-Votes
286,404,778	31,537,628	1,682,726	42,721,180

Proposal 3 - Ratify the Appointment of the Independent Registered Public Accounting Firm

The proposal to ratify the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the fiscal year that began on July 1, 2024 was approved based on the following vote:

For	Against	Abstained
336,022,015	25,657,924	666,373

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUTOMATIC DATA PROCESSING, INC.
(Registrant)

Date: November 12, 2024	By:	/s/ David Kwon
		Name:	David Kwon
		Title:	Vice President

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